Exhibit 99.1

Welcome

Safe Harbor Statement This presentation contains certain statements that are not historical facts, which are “forward-looking information” within the meaning of the Private Securities Litigation Reform Act of 1955 and involve a number of risks and uncertainties.  The actual results of the future events described in such forward-looking statements could differ materially from those stated in such forward-looking statements.  Among the factors that could cause actual results to differ materially are: continued acceptance of the Company's products in the marketplace; intense competition, both domestically and internationally; changes in external competitive market factors, such as introduction of new products, development of new competitors, competitive brands or competitive promotional activity or spending; changes in consumer demands for the various types of products that Fossil offers; changes in consumer tastes and fashion trends; inventory risks due to shifts in market demands; changes in foreign currency rates in relation to the United States dollar; the Company's ability to successfully implement manufacturing, distribution and other cost efficiencies; changes in accounting rules; accuracy of forecast data; general economic conditions; acts of terrorism or acts of war; government regulation; and current and possible future litigation, as well as the risks and uncertainties set forth in the Company's Annual Report on Form 10-K for the year ended January 6, 2007 and its Form 10-Q reports filed with the Securities and Exchange Commission.  Accordingly, you should consider these facts in evaluating the information and are cautioned not to place undue reliance on the forward-looking statements contained herein. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. September 11, 2007

Company Overview

 Global accessory leader Globally recognized brand portfolio High margin business Broad distribution platform Proven international track record Growing and profitable retail segment Solid operating results and cash flow Company Highlights

FOSSIL DIRECT ACCESSORIES The Model JEWELRY WATCHES

Portable Predictable Profitable Watch and Jewelry Category Advantages

Watch and Jewelry Vertical Infrastructure Design Assembly / Mfg Distribution Retail GLOBAL

Handbags Small leather goods Belts Jewelry Eyewear Footwear (2009) Fossil Accessories Expanding Product Line

Design Sourcing Brand diversification Scalable growth Fossil Accessories Strengths and Strategies

 Fossil Direct Stores – Web - Catalog Direct distribution for core businesses Strong financial metrics Excellent use of capital Global footprint – early mover advantage Accelerates global brand communication

Fossil Direct Stores Growth by Concept 2006 Total Revenue 104 119 136 171 198 Total Doors 2002 2003 2004 2005 2006 Accessory Apparel Outlet Accessories 34% Outlet 50% Apparel 16%

Strong 4 wall metrics High ROI Positive Comps Scalable Fossil Direct Accessory Stores Non-Watch 42% Watch 58%

2006 Highlights Fossil brand watch business growth Global jewelry business growth of 47% Adidas launch Marc by Marc Jacobs launch Acquired Mexico distributor Introduced Fossil catalog Reduced inventory levels below prior year Repurchased 3.6 million shares of common stock

2007 Key Initiatives Capitalize on the Fossil brand Drive margin improvement Achieve peak profitability

Capitalize on the Fossil Brand Domestic and international wholesale growth Global Accessory Store retail build-out New product extensions

Drive Margin Improvement Product design & engineering Supply chain management Product cost reductions Speed to market Maximize inventory usage Global pricing strategy

Achieve Peak Profitability Leverage infrastructure Expense control Balance Sheet control

Financial Summary

Net Sales Growth ($ in Millions) $1,043 $1,214 $957 $781 $663 17.4 15.7 18.0 20.7 19.4 19.1 19.4 22.2 10 Year 2006 2005 2004 2003 CAGR % Increase 27.6 20.0 38.5 25.3 Direct 20.1 6.2 26.9 34.4 Intl Wholesale 7.5 7.9 13.2 3.0 US Wholesale 2006 2005 2004 2003 Historical Growth Net Sales 17.8% 22.5% 16.4% 9.0% 2002 2003 2004 2005 2006 US Wholesale Intl Wholesale Direct 5 Year

Historical Growth Gross Profit and Operating Income Gross Profit ($ in Millions) Operating Income ($ in Millions) 50.2 51.3 52.5 51.0 50.4 2006 2005 2004 2003 2002 Gross Profit Margin % 2006 2005 2004 2003 2002 10.2 10.4 13.7 13.5 14.3 Operating Margin % 2006 2005 2004 2003 2002 12.6 14.0 14.3 14.1 15.6 Return on Invested Capital (ROIC) % $334 $398 $503 $535 $609 2002 2003 2004 2005 2006 $95 $106 $131 $109 $123 2002 2003 2004 2005 2006

Current Performance Year-To-Date Net Sales ($ in Millions) 16.8% Gross Profit ($ in Millions) Op Income ($ in Millions) 18.1% $1.58 FY ’07 Guidance $0.57 1st Half ’07 $0.31 1st Half ’06 Diluted E.P.S. 69.7% 9.1% 6.3% Operating Income 50.2% 49.7% Gross Profit 1st H ‘07 1st H ’06 Margin $260 $307 1/2 Half '06 1/2 Half '07 $523 $611 1/2 Half '06 1/2 Half '07 $33 $56 1/2 Half '06 1/2 Half '07

Current Performance Diluted E.P.S – Proforma $0.62 $0.10 <$0.05> - $0.57 2007 $0.24 Adjusted Diluted E.P.S - Option review costs <$0.02> Normalize tax rate to structural rate <$0.05> Q1 ’06 Additional week Proforma Adjustments: $0.31 Year-to-date through Q2 2006

12 16 $0.69 48 650 10 238 151 170 1st Half 2007 51 32 $2.16 148 602 11 228 155 140 2006 25 53 Capital expenditures 16 27 Depreciation and amortization expense $0.31 $0.48 Cash flow / share 21 35 Cash flow from operations 534 526 Stockholders’ equity 52 9 Short-term debt 265 241 Inventories - net 128 141 Accounts receivable - net 71 65 Cash and cash equivalents 1st Half 2006 2005 ($ in millions, except for per share data) Current Performance Selected Financial Information

Five-Year Plan

Extensive process Detailed results Organic growth Accelerated retail store rollout Five-Year Plan

Five-Year Plan The Process Top down Collaborative input Accounting litmus test Bottom up By country, by product line By distribution channel Expense analysis

Five-Year Plan The Process (cont) Net sales and product margins Specific expense review Advertising Payroll Rents Depreciation / Amortization Trend-based expense review Historical review % over prior year % of sales

Five-Year Plan Significant Assumptions No acquisitions Level foreign currency exchange rates Limited product extensions Limited brand extensions Limited new licensed brands Retail store comp of 5% Internal funding of growth Effective income tax rate 2008 - 2012 at 37% Consistent share count outstanding at 69.2m shares

Five Year Plan Output Plans from more than 70 countries Incorporating over 100 profit centers Resulting in over 1600 individual sales plans by product Over 200 people participated worldwide Sales and Margins by country, by channel, by product line, by brand Comprehensive expense plans

Financial Projections 2012 69.2M 68.8M Shares Outstanding $3.82 $1.13 Diluted E.P.S. 10.5% 6.4% NI Margin 22.5% 264 78 Net Income 16.9% 10.2% OI Margin 23.0% 425 123 Operating Income 54.2% 50.2% GP Margin 14.3% 1,360 609 Gross Profit 12.9% 2,510 1,214 Net Sales CAGR 2012 2006 ($ in millions except share data)

Financial Projections Net Sales By Region 19.2% 305 106 Asia Pacific 12.9% $2,510 $1,214 Total 8.4% 126 78 Other 14.8% 912 398 Europe 10.8% $1,167 $632 United States CAGR 2012 2006 ($ in millions) 2006 2012 United States 52% Europe 33% Asia Pacific 9% Other 6% United States 47% Europe 36% Asia Pacific 12% Other 5%

Financial Projections Net Sales By Channel 23.8% 712 198 Retail Door Counts 12.9% $2,510 $1,214 Total 21.4% 707 221 Direct 11.6% 1,060 550 Intl Wholesale 9.0% $743 $ 443 US Wholesale CAGR 2012 2006 ($ in millions) 2006 2012 US Wholesale 36% Intl Wholesale 46% Direct 18% US Wholesale 30% Intl Wholesale 42% Direct 28%

Financial Projections Net Sales By Product Line 12.9% $2,510 $1,214 Total 19.0% 124 44 Other 13.2% 92 44 Eyewear 20.4% 272 89 Jewelry 10.1% 435 244 Leather 12.3% $1,587 $ 793 Watch CAGR 2012 2006 ($ in millions) 2006 2012 Watch 65% Other 4% Jewelry 7% Eyewear 4% Leather 20% Watch 63% Leather 17% Jewelry 11% Eyewear 4% Other 5%

Financial Projections Net Sales By Owned vs. Licensed 2006 2012 $1,296 $2,510 $1,214 Total 435 872 437 Licensed & Other $861 $1,638 $ 777 Owned Inc. 2012 2006 ($ in millions) Licensed & Other 35% Owned 65% Owned 64% Licensed & Other 36%

Financial Projections Gross Profit Gross profit drivers: Sales volume increase (87% of the increase) GP Margin improvement (13% of the increase) Gross profit margin drivers: Sales mix Margin Maniacs 400 bps 54.2% 50.2% GP Margin 123.3% $1,360 $609 Gross Profit % Inc. 2012 2006 ($ in millions)

Financial Projections Operating Income Operating expense factors: Retail store expansion Infrastructure leverage $935 $486 Operating Expense -270 bps 37.3% 40.0% OP Expense % 670 bps 16.9% 10.2% OP Inc Margin $425 $123 Operating Income 2012 2006 ($ in millions)

Financial Projections Earnings per Share EPS Factors: Effective tax rate Outstanding shares 16.9% 12.8% ROIC 22.5% CAGR $3.82 $1.13 Diluted Earnings Per Share 410 bps 10.5% 6.4% Net Income Margin 2012 2006

Q&A

Brand Story

Fossil Brand Net Sales - Fossil vs. Other Brands 2006 12.9% $2,510 $1,214 Total 11.0% 1,122 600 Other Brands 14.6% $1,388 $614 Fossil Brand CAGR 2012 2006 ($ in Millions) 2012 Fossil Brand 50.4% All Other 49.6% Fossil Brand 55.3% All Other 44.7%

Fossil Brand Net Sales by Channel 2006 14.6% $1,388 $614 Total 23.8% 642 178 Direct 11.2% 392 207 Intl Wholesale 7.5% $354 $229 US Wholesale CAGR 2012 2006 ($ in Millions) 2012 US Wholesale 37% Intl Wholesale 34% Direct 29% US Wholesale 26% Intl Wholesale 28% Direct 46%

FOSSILBRAND

1. The Early Retro (1980’s)

2. Retro Americana (Early 90’s)

3. Truly Inspired (2002—2005)

4. Modern Vintage (2006—Current)

Modern Vintage Fossil’s design language

The Modern Vintage Continuum Nostalgic Warm Artistic Familiar Details Comfortable Personality Vintage Modern New Clean Functional Creative Simplicity Classic design Mass production Fossil Modern Vintage

http://ww1.prweb.com/prfiles/2006/09/29/0000444805/EAM1CHOTXFAKRWROSEWOOD.JPG The Eames

Philip Johnson

Pierre Koenig

Eero Saarinen

Arne Jacobsen

George Nelson

Alvin Lustig

Mark + Julie Fossil’s core customers: 25-35

Mark + Julie are: Youthful

Mark + Julie are: Brand loyal

Mark + Julie are: Modern

Fossil Watches

Strong markets Under penetrated markets Untapped markets Fossil Watches 2006 Net Sales by Region Europ e United States Asia Pacific 7% Other 6%

Fossil Watches

Fossil Watches Worldwide design and production capability Forefront of design tools and technology Extensive global wholesale distribution Real-time communication across all channels of business

Fossil Watch Design Team of designers and production specialists Focused time-line for product maximization Advanced design tools

Fossil Watch Global Relevance Worldwide collaboration Cross - channel communication Customer focused

Fossil Watch Global Distribution Department stores Specialty retail Independents Travel retail

Fossil Watch Holiday Newness

Fossil Accessories

Fossil Accessories Seasoned design and management teams Top tier factories World wide sourcing capabilities High operating income

Women’s Leather Fossil’s largest accessory business Handbags Small leather goods Belts

Women’s Handbags Largest accessory business Top tier department store supplier Fills unique product niche

Women’s Small Leather Goods Compliment to handbags Includes multiple classifications Largest branded department store resource

Women’s Belts Original accessory business Completes leather product offering Largest department store supplier

Eyewear Men’s and Women’s Trend driven Highest accessory operating income

Men’s Leather Small leather goods, belts, bags Fashion leader Top tier department store supplier

Repositioning The Fossil Brand Getting in the circle Fifty*Four Men’s and Eyewear upgrade

Accessory Distribution Domestic wholesale Fossil direct International

Fossil Store Growth Door count Penetration improvement Bounce back into department stores

Fossil International Growth Success of newest Fossil store Wholesale opportunity

Future Growth Costume Jewelry Cold Weather Footwear

Retail Stores

Fossil Store Count By Concept Global 184 228 323 712 2006 2007 2008 2012 Accessory Apparel Outlet Other

Fossil Apparel Stores

Multi-Brand Stores

Outlet Stores

Accessory Store Growth Strategy

Store Performance Accessory Stores (US Only) 6.2% First Half 2007 Comp % 25.9% Trailing 12 Four-wall Contribution Margin 3.02 Inventory Turn 76% IMU % $72,000 Inventory at Cost $549 Ave Sales Per Sq Ft 1846 Ave Store Sq Ft

2006 Global Category Performance (Accessory Stores Only) Watches 57% Leathers 30% Jewelry 3% Other 2% Eyewear 8%

Dallas Guidance Regional Management Local Execution Global Advantage

Infrastructure Milestones SAP Retail Standardized key performance indicators Global POS selection process Real Estate criterion, selection, evaluation process Rolling 18 month integrated merchandising calendar Company alignment to support accessory growth

Brand Milestones Mark and Julie

Welcome Home

Cologne, Germany

Arrowhead, Arizona

Team Created regional Real Estate/Construction teams around the globe Experienced team of real estate, construction and store design team Real Estate

Process Real Estate Committee Regular Real Estate meetings Target list of locations by country and city Consistent review of stores performance Real Estate

Accessory Store Count By Region 72 113 198 530 605,000 259,100 153,700 107,600 Sq. Ft. 2006 2007 2008 2012 North America Europe Asia/ Pacific

Retail Growth North America • 2006 • 2012

Retail Growth Europe • 2006 • 2012

Retail Growth Asia • 2006 • 2012

Retail Growth Australia • 2006 • 2012

New Store Economics Accessory Stores (US Only) 25 Months Payback 47.4% Cash ROI 23.0% Four-wall Contribution Margin $35,000 Pre-opening Expenses $72,000 Net Inventory At Cost $550,000 Net Build Out $1,020,000 Ave Store Sales 605 Ave Sales Per Sq Ft 1,685 Ave Store Sq Ft

Q&A

Web & Catalog

Web +700 Million Impressions +1.8 Million Visitors / Month +1.0 Million Opt-In Email Addresses Catalog Stores Web

Catalog Stores Web Catalog 2006 - 4.6 Million Circulation 2007 - 7.0 Million Circulation 700K Name House File

Catalog Stores Web

Core Competencies

Strategic Brand Portfolio

Strategic Brand Portfolio

Strategic Brand Portfolio

Global Distribution

Design and Development

Design Competency Differentiation by Design - A core founding principle

Design Competency Design Disciplines Graphic Design Package design Photography/digital imaging Leather accessories design Eyewear design Watch/industrial design Jewelry design Environmental design Apparel design

Design Competency Talent World Class design talent Recruiting from top schools / internship program Cross pollination of talent

Design Competency Culture Creative working environment Fosters collaboration Talent retention

Design Competency Design Management Research Trend Direction Design/Business Strategy Concept/Technical Execution Point of Sale DESIGN PROCESS

Design Competency Research Global trend research Trade fairs Core brand team council

Design Competency Trend Direction Trend direction communication Mark & Julie - Modern vintage focus Design confidence

Design Competency Design/Business Strategy Collaboration of Design, Merchandising & Sales Shared Design trends,selling & competitive information Design confidence, trend right / commercial product

Design Competency Design & Sampling Focused design / relevant solutions Structure enhances speed-to-market Strategic technologies

Design Tour

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